

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Income Fund XVI, Ltd. at June 30, 1997, and its statement of income for the six months then ended and is qualified in its entirety by reference to the Form 10Q of CNL Income Fund XVI, Ltd. for the six months ended
June 30, 1997.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-START>                                 JAN-01-1997
<PERIOD-END>                                   JUN-30-1997
<CASH>                                         2,215,485
<SECURITIES>                                   0
<RECEIVABLES>                                  80,426
<ALLOWANCES>                                   14,530
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0 <F1>
<PP&E>                                         32,096,437
<DEPRECIATION>                                 1,156,610
<TOTAL-ASSETS>                                 40,971,117
<CURRENT-LIABILITIES>                          0  <F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     39,885,249
<TOTAL-LIABILITY-AND-EQUITY>                   40,971,117
<SALES>                                        0
<TOTAL-REVENUES>                               2,179,579
<CGS>                                          0
<TOTAL-COSTS>                                  416,697
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                1,840,650
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            1,840,650
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   1,840,650
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Due to the nature of its industry, CNL Income Fund XVI, LTD has an unclassified balance sheet, therefore; no values are shown above for current assets and current liabilities.

